UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2024

Unusual Machines, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-270519	66-0927642
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4677 L B McLeod Rd, Suite J
Orlando, FL	32811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 921-4600

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01	UMAC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 6, 2024, Salberg & Company, P.A. (“Salberg”), the independent registered public accounting firm of Unusual Machines, Inc. (the “Company”), advised the Company that the Company’s previously issued audited financial statements as of and for the fiscal years ended December 31, 2023 (“FY 2023”) and December 31, 2022 (“FY 2022”) included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2024 (the “Form 10-K”) should no longer be relied due to certain errors in the financial statements which have been identified during the re-audit of the financial statements being conducted by Salberg and which will result in a restatement of the financial statements. The re-audit is being conducted pursuant to the SEC’s order which precluded the Company’s former independent registered public accounting firm that provided the audit for the financial statements contained in the Form 10-K from issuing audits on filings made with the SEC. As a result, the Company was required to retain a new independent registered public accounting firm and re-audit the financial statements contained in the Form 10-K.

The restatement and adjustments arising therefrom relate to the following corrections of errors contained in the previous financial statements: (i) recording certain transactions in the incorrect period, (ii) classification of certain accounts as a current asset rather than a non-current asset, and (iii) excluding an estimated $600,000 stock compensation expense relating to an issuance of common stock which occurred in FY 2023. The foregoing corrections are expected to result, among other impacts, in a restatement of our net loss for FY 2023 to an estimated $2,383,462 from the previously reported net loss of $1,794,455, the restatement of our accumulated deficit as of December 31, 2023 to an estimated $3,933,046 from our previously reported accumulated deficit of $3,333,046, and the restatement of our current assets as of December 31, 2023 to an estimated $1,015,404 from the previously reported current assets of $1,528,162. The foregoing corrections are expected to result, among other impacts, in a restatement of our net loss for FY 2022 to an estimated $1,171,777 from the previously reported net loss of $1,242,584, the restatement of our accumulated deficit as of December 31, 2022 to an estimated $1,549,584 from our previously reported accumulated deficit of $1,538,591, and the restatement of our current assets as of December 31, 2022 to an estimated $3,138,797 from the previously reported current assets of $3,326,622.

The Company expects to file an amendment to the 2023 Form 10-K containing the re-audited financial statements for FY 2023 and FY 2022 correcting the errors described above on August 9, 2024.

The Company’s management communicated with representatives of Salberg regarding the matters described in this Current Report on Form 8-K. The Company’s Audit Committee discussed the matters described in this Current Report on Form 8-K with Salberg.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unusual Machines, Inc.

Date: August 7, 2024	By:	/s/ Allan Evans
	Name:	Allan Evans
	Title:	Chief Executive Officer

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